UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NESTOR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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_________________, 2007

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Nestor, Inc. (the “Company”) to be held at the Renaissance Hotel, located at 5 Avenue of the Arts, Providence, Rhode Island 02903, on December 12, 2007, at 10:00 AM, local time.  The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon at the annual meeting.

A proxy card is also enclosed.  Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting.  Accordingly, after reading the enclosed proxy statement, you are urged to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.  If you attend the annual meeting, you may then revoke your proxy by voting in person.

We look forward to greeting personally as many of our stockholders as possible at the annual meeting.

Sincerely yours,

/s/ Clarence A. Davis
Clarence A. Davis
Chief Executive Officer

Directions to:
Renaissance Hotel
Symphony A Room (Use Ballroom entrance)
Take Ballroom Elevators to Ballroom level
LEFT off elevator
5 Avenue of the Arts
Providence, RI 02903
T: 401-919-5006

From Points South:
● I-95 North To Providence
● Exit 22 A-B-C (Downtown/Hartford, CT)
● Bear LEFT toward Exit 22 B-C (Providence Place Mall)
● Staying in the right lane, Exit 22C (Providence Place Mall)
● Follow Providence Place to the end and merge slightly left, heading N towards the top of the hill (along the backside of Providence Place Mall)
● After second stop light, make RIGHT onto the Avenue of the Arts.

From Point North:
● I-95 South to Providence
● Exit 22 A-B-C (Downtown/Hartford, CT)
● Bear RIGHT toward Exit 22 B-C (Providence Place Mall)
● Staying in the right lane, Exit 22C (Providence Place Mall)
● Follow Providence Place to the end and merge slightly left, heading N towards the top of the hill (along the backside of Providence Place Mall)
● After second stop light, make RIGHT onto the Avenue of the Arts.

To Be Held on December 12, 2007

To the Stockholders of Nestor, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Nestor, Inc., a Delaware corporation (the “Company”), will be held at the Renaissance Hotel, located at 5 Avenue of the Arts, Providence, Rhode Island 02903, on December 12, 2007, at 10:00 AM, local time, to act upon the following:

1.
To consider and act upon a proposal to amend and restate the Company’s Restated Certificate of Incorporation to divide the Company’s Board of Directors into three classes, as nearly equal in number as possible, to be known as Class I, Class II and Class III with each class to serve staggered three year terms;

2.
To consider and vote upon the election of nine directors to serve for one, two or three year terms if Proposal 1 is approved, or to elect the same individuals as directors to serve until the next annual meeting of stockholders if Proposal 1 is not approved;

3.	To ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors for the Company for 2007;

4.	To consider and act upon a proposal to amend and restate the Company’s By-Laws to increase the maximum number of directors of the Company from nine to eleven; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. We are not aware of any other items to be presented at the meeting.

Only stockholders of record as of the close of business on November 1, 2007, will be entitled to vote at the meeting.

By Order of the Board of Directors,

/s/Brian R. Haskell
Brian R. Haskell
Vice President and General Counsel

Providence, Rhode Island
November 12, 2007

IMPORTANT:  THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES B CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM.  THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.

PROXY STATEMENT

NESTOR, INC.
42 Oriental Street
Providence, Rhode Island 02908
(401) 274-5658

ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 12, 2007

This proxy statement is being furnished to holders of shares of (i) common stock, par value $.01 per share (the “Common Stock”) and (ii) the Series B Convertible Preferred Stock, par value $1.00 per share (the “Convertible Preferred Stock”), of Nestor, Inc., a Delaware corporation (“Nestor” or the “Company”), in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of stockholders to be held December 12, 2007, at 10:00 a.m. local time at the Renaissance Hotel, located at 5 Avenue of the Arts, Providence, Rhode Island 02903.  This proxy statement and the enclosed form of proxy are first being mailed on or about November 12, 2007 to stockholders of the Company entitled to vote.

PROXIES

The shares of Common Stock and Convertible Preferred Stock represented by each properly executed and dated proxy that is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given.  If no instructions are given on the proxy, the persons named herein will vote FOR each of the nominees for director and the other proposals set forth in this Notice of Annual Meeting of Stockholders.  As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment.  The Company does not presently know of any other business.

REVOCABILITY OF PROXIES

A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.  If you hold your shares in the name of a broker, bank or other nominee, you will need to contact your nominee in order to revoke your proxy. If you hold your shares in street name through a broker or bank you may only change your vote in person if you have a legal proxy in your name from ADP or your broker or bank.

PERSONS MAKING THE SOLICITATION

The accompanying proxy is being solicited on behalf of the Company's Board of Directors.  In addition to mailing the proxy materials, solicitation may be made in person or by telephone by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation.  The expense of the solicitation of proxies for the annual meeting will be borne by the Company.  The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Convertible Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.

VOTING SECURITIES

The Common Stock and the Convertible Preferred Stock are the only outstanding classes of securities of the Company entitled to vote at the meeting.  Holders of record of the Common Stock and the Convertible Preferred Stock at the close of business on November 1, 2007 (the “Record Date”) will be entitled to vote on the matters to be voted upon at the annual meeting.  At the close of business on the Record Date, there were [*] shares of Common Stock and 180,000 shares of Convertible Preferred Stock outstanding.  The Common Stock and Convertible Preferred Stock are entitled to vote as a group the equivalent of an aggregate of [*] shares of Common Stock on the basis of one vote per share of Common Stock and one-tenth (1/10) vote per share of Convertible Preferred Stock.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock and Convertible Preferred Stock voting as a group will constitute a quorum for the transaction of business at the annual meeting.   Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the annual meeting.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions on how to vote from the beneficial owner.

A plurality of the votes duly cast is required for the election of directors.  All other proposals to be voted upon at the annual meeting will require the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock and Convertible Preferred Stock voting as a group.  Abstentions are deemed to be “votes cast,” and have the same effect as a vote against these proposals.  However, broker non-votes are not deemed to be votes cast, and therefore are not included in the tabulation of the voting results on these proposals.

SUMMARY OF PROPOSALS TO BE VOTED ON AT THE MEETING

  PROPOSAL 1.  Approval of the Amendment and Restatement of the Company’s Certificate of Incorporation to divide the Company’s Board of Directors into three classes, as nearly equal in number as possible, to be known as Class I, Class II and Class III with each class to be elected for three year terms on a staggered basis.

  In order to foster continuity on the Company’s Board of Directors, the Company seeks to amend and restate its Certificate of Incorporation to divide the Company’s Board of Directors into three separate classes, as nearly equal as possible, to be known as Class I, Class II and Class III.  One class of directors shall be elected each year, commencing with the Company’s 2008 annual meeting of stockholders, and the directors in each class shall hold office for a term of three years and until their respective successors are elected and qualified.

The Board of Directors recommends a vote “FOR” Proposal 1.

PROPOSAL 2.  Election of Directors.

The following persons have consented to be nominated and, if elected, to serve as directors of the Company:  George L. Ball, Clarence A. Davis, Harold E. Ford, Edward F. Heil, Michael C. James, David N. Jordan, Nina R. Mitchell, Theodore Petroulas and Daryl Silzer.

The Board of Directors recommends a vote “FOR” the election of the nominees.

PROPOSAL 3.  Ratification of the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2007.

Carlin, Charron & Rosen, LLP, independent certified public accountants, have been the auditors for the Company since 2002.  The Audit Committee has selected Carlin, Charron & Rosen, LLP to continue as the Company’s independent auditors for 2007, and requests that the stockholders ratify such appointment.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Carlin, Charron & Rosen, LLP.

PROPOSAL 4.  Approval of the Amendment and Restatement of the Company’s By-Laws to increase the maximum number of directors from nine to eleven.

In order to allow the Company to broaden the experience and expertise of the board, the Company seeks to increase the maximum number of directors of the Company from nine to eleven.

The Board of Directors recommends a vote “FOR” Proposal 4.

PROPOSAL 1:
Approval of the Amendment and Restatement of the Company’s Certificate of Incorporation to divide the Company’s Board of Directors into three classes, as nearly equal in number as possible, to be known as Class I, Class II and Class III with each class to be elected for three year terms on a staggered basis.

This section summarizes the proposal to amend and restate the Company’s Certificate of Incorporation (the “Certificate”) in the form included with this Proxy Statement as Appendix A.

On [*], 2007, the Board of Directors of the Company adopted a resolution, subject to stockholder approval, proposing that the Certificate be amended and restated to divide the Company’s Board of Directors into three classes, as nearly equal in number as possible, to be known as Class I, Class II and Class III with each class to be elected for three year terms on a staggered basis. If approved by the stockholders, the Company will file a Second Restated Certificate of Incorporation as set forth in Appendix A. It is expected that such filing will take place as soon as practicable following stockholder approval of this proposal.

Purpose and Effect of the Proposed Amendment

The Certificate currently provides for all members of the board of directors to be elected each year. This proposal would amend the Certificate to divide the board into three classes to allow for staggered terms of office, with one class of directors elected each year and each director so elected serving for a term of three years.

The three classes of directors would be as nearly equal in number as possible and known as Class I, Class II and Class III.  This will allow directors to serve staggered terms whereby one class of directors will be elected each year, commencing with the Company’s 2008 annual meeting of stockholders, and the directors in each class shall hold office for a term of three years and until their respective successors are elected and qualified.  The result of this process is that approximately one-third of the board is elected each year.

The board of directors believes that these amendments will provide the board with greater flexibility to protect stockholder interests and to assure continuity in the affairs and business strategies of the Company. If Proposal 1 is approved, a potential acquiror generally could not change a majority of the Company's directors until after two annual meetings of the stockholders, unless such directors were removed for cause. By providing this additional time to the board of directors and eliminating the possibility of rapid removal of the board, the directors of the Company will have the necessary time to most effectively satisfy their responsibility to the Company's stockholders to evaluate any proposal and to assess and develop alternatives without the pressure created by the threat of imminent removal. In addition, Proposal 1, by providing that directors will serve three-year terms rather than one-year terms, will enhance continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the board. As a result, at any given time a majority of the board of directors will be knowledgeable and experienced about the Company and its business. The Board believes that this, in turn, will permit it to more effectively represent the interests of all stockholders, including responding to demands or actions by any stockholder or group.

For the same reasons, however, the adoption of Proposal 1 may also deter certain mergers, tender offers or other takeover attempts which some or a majority of holders of the Company's voting stock may deem to be in their best interests. The proposed system of electing directors may make it more difficult for stockholders to change directors even where this may be considered desirable. Similarly, due to the smaller number of directors to be elected at each annual meeting, the holders of a minority of the shares of the Company’s voting stock would be in a less favorable position to elect even a single director. Finally, it is important to note that the proposal would affect how directors of the Company are elected every year, whether or not the Company is threatened by a hostile takeover.

Proposed Amendment to Certificate of Incorporation

The following is the text of Article Fifth, Section 1 of the Certificate as proposed to be amended in order to provide for Class I, Class II and Class III directors:

“(1) Directors shall be elected annually, and except as set forth in this paragraph in connection with the initial classification of directors, shall serve for terms of three years. The directors shall be divided into three classes, as nearly equal in number as possible, with the initial term of office of the first class (“Class I”) to expire at the 2008 annual meeting of stockholders, the initial term of office of the second class (“Class II”) to expire at the 2009 annual meeting of stockholders and the initial term of office of the third class (“Class III”) to expire at the 2010 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a three-year term of office and until the election and qualification of their respective successors in office.

Vote Required

The affirmative vote of a majority of the votes duly cast at the annual meeting is required for the approval of this proposal.

The Board of Directors recommends a vote “FOR” the approval of the Amendment and Restatement of the Company’s Certificate of Incorporation to divide the Company’s Board of Directors into three classes, as nearly equal in number as possible, to be known as Class I, Class II and Class III with each class to be elected for three year terms on a staggered basis.

PROPOSAL 2:
Election of Directors.

At the annual meeting, nine directors will be elected to hold office.  If Proposal 1 is adopted, the directors will be elected for one, two or three year terms as set forth below. If Proposal 1 is not adopted, the directors will be elected to serve until the next annual stockholders meeting or until their successors are elected and qualified. Pursuant to the By-Laws of the Company, as amended on May 19, 2004, the Board of Directors by resolution set the number of directors of the Company at no less than three nor more than nine, effective with the 2006 annual meeting of stockholders.  The following persons have consented to be nominated and, if elected, to serve as directors of the Company:

George L. Ball, Clarence A. Davis, Harold E. Ford, Edward F. Heil, Michael C. James, David N. Jordan, Nina R. Mitchell, Theodore Petroulas and Daryl Silzer.

In the event Proposal 1 is adopted, the directors will be elected for the following terms:

Class I Directors (term to expire at the 2008 annual meeting of stockholders):

David N. Jordan, Nina R. Mitchell and Theodore Petroulas.

Class II Directors (term to expire at the 2009 annual meeting of stockholders):

George L. Ball, Harold E. Ford and Edward F. Heil.

Class III Directors (term to expire at the 2010 annual meeting of stockholders)

Clarence A. Davis, Michael C. James and Daryl Silzer.

If Proposal 1 is not adopted, the directors will be elected to serve until the next annual stockholders meeting or until their successors are elected and qualified.

Director Independence

The Board of Directors, upon the recommendation of the Nominating Committee, has reviewed the relationship that each director (including any individual who served during the 2006 fiscal year but is no longer a director) and each director nominee has with the Company, and affirmatively determined that George L. Ball, Harold E. Ford, Edward F. Heil, Michael C. James, David N. Jordan, Nina R. Mitchell and Theodore Petroulas are “independent” of Nestor’s management under Nasdaq’s Marketplace Rule 4200(a)(15).  None of the nominees is related by blood, marriage or adoption to any other director, executive officer or nominee.

Directors and Executive Officers

The following table sets forth information, regarding the directors, nominees for director, and executive officers of the Company:

Name	Age	Director/Officer Since	Capacities in which served
George L. Ball	68	2003	Director, Chairman of the Board*
Clarence A. Davis	65	2006	Director, Chief Executive Officer*
Harold E. Ford	(*)	2007	Director*
Edward F. Heil	(*)		*
Michael C. James	48	2006	Director*
David N. Jordan	63	2003	Director*
Nina R. Mitchell	48	2006	Director*
Theodore Petroulas	52	2006	Director*
Daryl Silzer	52	2006	Director*
Nigel P. Hebborn	48	1996	Executive Vice President, Treasurer and Chief Financial Officer of Nestor, Inc. and President and CFO of Nestor Traffic Systems, Inc.
Tadas (Todd) A. Eikinas	41	2005	Vice President, Chief Operating Officer
Brian R. Haskell	44	2007	Vice President, General Counsel and Secretary
Teodor (Ted) Klowan, Jr.	38	2006	Vice President, Corporate Controller and Chief Accounting Officer
*Director Nominee

George L. Ball is the Chairman of Sanders Morris Harris Group, a financial services holding company headquartered in Houston that manages approximately $16 billion in client assets.  The subsidiaries and affiliates of Sanders Morris Harris Group deliver wealth advisory, asset management, and capital markets services to individual and institutional investors and middle-market companies.   Mr. Ball was appointed to the Board of Directors on February 1, 2000, as part of the merger with Sanders Morris Mundy Inc. (the “Sanders Transaction”) and has served as Chairman since May 2002. At the time of the Sanders Transaction, he served as Chairman of the Board and a director of Sanders Morris Mundy Inc. Mr. Ball also serves as Chairman of the Board and a director of SMH Capital Inc., as a director of SMH Capital Advisors, Inc., and on the management committee of Salient Capital Management, LLC, the general partner of Salient Partners, L.P. and Salient Trust Company, LTA,  Edelman Financial Center, LLC, and Select Sports Group Holdings, LLC. He served as a director of Sanders Morris Mundy Inc. from May 1992 to February 2000, and was its non-executive Chairman of the Board from May 1992 to July 1997. From September 1992 to January 1994, Mr. Ball was a Senior Executive Vice President of Smith Barney Shearson Inc. From September 1991 to September 1992, he was a consultant to J. & W. Seligman & Co. Incorporated. Mr. Ball served as President and Chief Executive Officer of Prudential-Bache Securities, Inc. from 1982 until 1991 and Chairman of the Board from 1986 to 1991. He also served as a member of the Executive Office of Prudential Insurance Company of America from 1982 to 1991. Before joining Prudential, Mr. Ball served as President of E.F. Hutton Group, Inc. Mr. Ball is a member of the Brown University Board of Trustees, a former governor of the American Stock Exchange and the Chicago Board Options Exchange, and served on the Executive Committee of the Securities Industries Association.  He also serves as a director of RediClinic, LLC, a leading provider of high-quality convenience care centers located in retail stores, and several non-profit organizations.

Clarence A. Davis was named Chief Executive Officer, of Nestor, Inc. in July 2007.  Mr. Davis provides overall leadership for technology development and strategic marketing for the Corporation.  As CEO, Mr. Davis leads the Senior Management and Engineering teams in the burgeoning automated enforcement industry. Prior to joining the Corporation, Mr. Davis had retired as Chief Operating Officer of the American Institute of Certified Public Accountants (AICPA).  Mr. Davis began his affiliation with AICPA in 1998 as its CFO, and was named COO in 2000, a position he held until his retirement in 2005.  As COO, Mr. Davis was responsible for planning and directing all aspects of the organization's day-to-day operations, including finance and administration, technology, program management and quality assurance.  Mr. Davis operated Clarence A. Davis Enterprises, Inc. from 1990 to 1998, a financial and organizational consulting firm that provided due diligence investigations for acquisitions and forensic accounting investigations for diverse industries, including financial institutions, broadcasting, film/program syndication, optical, agribusiness and light manufacturing.  His forty-year financial career includes a Senior Partnership at Spicer & Oppenheim.  In 2004, Mr. Davis was appointed to a three-year term with the American Red Cross Liberty Fund and September 11 Recovery Oversight Commission, and he currently serves as a director of Gabelli Global Deal Fund and Gabelli SRI Fund (Socially Responsible Investments).  Mr. Davis was awarded a Bachelor of Science degree in Accounting from Long Island University in 1967 and is a certified public accountant.

Congressman Harold E. Ford, Sr. spent much of his career in public service.  Mr. Ford was first elected to the Tennessee House of Representatives in 1970 where he served 2 terms.  From 1975-1997 Mr. Ford represented the Tennessee 8th District then, after redistricting, the Tennessee 9th District in the U.S. House of Representatives.  Mr. Ford’s distinguished service includes serving on the U.S. House Select Committee on Assassinations that investigated the death of Martin Luther King, Jr.  Mr. Ford received his Bachelors Degree from Tennessee State University in 1967, a mortuary science degree from John A. Gupton College in 1969 and his MBA from Howard University in 1982.

Edward F. Heil is General Partner in charge of Sudler Real Estate and has held that position since 2003.  Sudler is the largest condominium management company in Chicago with over 18,000 units.   In 2002, Mr. Heil established E. F. Heil, LLC, a quarry and landfill firm and serves as its president.   Mr. Heil is a Board member of American Ecology, a publically-traded nuclear and hazardous waste company and has served in that capacity for more than 10 years.

Michael C. James has, since 1999, been the Managing Partner of Kuekenhof Capital Management, LLC, a private investment management company.  Mr. James also holds the position of Managing Director of Kuekenhof Equity Fund, L.P. and Kuekenhof Partners, L.P.  Mr. James is a director of SpectRx where he is Chairman of the Compensation Committee and serves on the Audit Committee.  He was employed by Moore Capital Management, Inc., a private investment management company from 1995 to 1999 and held the position of Partner. He was employed by Buffalo Partners, L.P., a private investment management company from 1991 to 1994 and held the position of Chief Financial and Administrative Officer.  He was employed by National Discount Brokers from 1986 to 1991 and held the positions of Treasurer and Chief Financial Officer.  He began his career in 1980 as a staff accountant with Eisner, LLP.  Mr. James received a B.S. degree in Accounting from Fairleigh Dickenson University in 1980.

David N. Jordan is President of L-J Inc., a general contracting firm headquartered in Columbia, South Carolina.  Mr. Jordan began working for L-J Inc. in 1966 as a Field Supervisor and became President of the company in 1973.  Mr. Jordan holds a B.S. degree in Marketing from the University of South Carolina.

Nina R. Mitchell, Principal of MTX Wealth Management, LLC since January 2007, is responsible for the overall management, marketing and corporate policy at MTX. She also provides personal financial planning and investment advisory services to clients and oversees the Company's new business development and operations. Prior to establishing MTX, Ms. Mitchell worked as President of SFX Financial Advisory Management Enterprises, Inc. from 2002 to 2007; as Senior Vice President of SFX Financial from 1998 to 2002; as Senior Vice President with Falk Associates Management Enterprises, Inc. and its related financial services affiliate, Financial Advisory Management Enterprises, Inc. from 1992 to 1998; and at ProServ, Inc. from 1983 to 1992, providing financial planning services primarily for professional athletes and their families. Nina is a 1981 Accounting Graduate of the University of Maryland and a Certified Public Accountant.

Theodore Petroulas, a private investor, was a co-founder and Executive Vice President of Clinton Group, Inc., an investment advisor firm in New York from 1991 to 2004. He was responsible for all the analytical research and the development of the computer systems used to implement the investment strategies of the firm and later led the new product development of the company with emphasis in structured products. Mr. Petroulas started his career in Wall Street as a Vice President of Bear, Stearns & Co. Inc., in New York and later as a Vice President of Greenwich Capital Markets, Inc., in Greenwich, CT.  Mr. Petroulas received a Ph.D. in Chemical Engineering from the University of Minnesota in 1984 and B.S. from the National Technical University of Athens, Greece in 1978.

Daryl Silzer retired in 2007 as President and CEO of SecurTek Monitoring Solutions based in Yorkton, Saskatchewan, Canada, a position he had held since 2005.  Prior to his engagement at SecurTek, Mr. Silzer was President and CEO of Navigata Communications with headquarters in Vancouver, Canada beginning in 2004.   Before Navigata, the majority of Mr. Silzer’s career was with Saskatchewan Telecommunications, most recently as General Manager of Strategic Development in 1998 with responsibility for planning, as well as merger and acquisition activities.  Mr. Silzer holds a diploma in Business Administration from the University of Regina and is a graduate of the Queens Executive Program.

Nigel P. Hebborn, Executive Vice President, Treasurer and Chief Financial Officer of Nestor, Inc. and President, Treasurer and Chief Financial Officer of Nestor Traffic Systems, Inc., joined the Company in October 1996.   He is responsible for the Company’s financial and corporate development activities, including working with the Company’s management in the development and roll-out of commercial applications.  Before joining Nestor, he was President of Wolffish Consulting Services, Inc., a consulting and background reporting firm.  Prior to forming Wolffish Consulting Services, Inc., Mr. Hebborn served as Vice President Finance of Nova American Group, Inc., in Buffalo, New York and as President of various subsidiaries of this insurance and banking holding company.  Earlier in his career, Mr. Hebborn, a CPA, was employed by Price Waterhouse.

Tadas (Todd) A. Eikinas, Chief Operating Officer of Nestor, Inc., joined the Company in September 2004 as National Program Manager and was promoted to his current position in March 2005.  Mr. Eikinas has 15 years of experience in building, implementing and supporting large-scale systems integration projects with a strong emphasis on managing the installation and operation of Automated Photo Enforcement programs.  Mr. Eikinas came to Nestor from Peek Traffic, Inc., where he served as Director of its Automated Enforcement Program and IT since 2001. He was the technical manager of Americas Technology Operations at Arthur Andersen, LLP in 2001.  He was the Manager of Information Systems at Kforce.com in 2000, Assistant Vice President of Open System at Citizens Bank in 1999 and Assistant Vice President and Manager of Technical Operations at State Street Corporation, Financial Markets Group in 1997.  Mr. Eikinas holds a Bachelor of Science degree in Electrical Engineering Technology from Northeastern University.

Brian R. Haskell, a lawyer since 1994, is Vice President and General Counsel of the Company.  Before joining the Company in February of 2007, Mr. Haskell was in private practice, practicing in all areas of business law including securities law, mergers and acquisitions, and general corporate counseling.  Mr. Haskell previously was a partner in a firm that he co-founded in 2003 and prior to that, an associate from 1999 until 2002 and then a partner at Hinckley, Allen & Snyder LLP and was previously affiliated with LeBoeuf, Lamb, Greene & MacRae, LLP.  Mr. Haskell also served as clerk to the Connecticut Supreme Court.  Mr. Haskell was elected Secretary of the Company in 2007.  Before entering the legal profession, Mr. Haskell was enlisted in the United States Navy as a Member of the U.S. Navy Band.  Mr. Haskell is an honors graduate of the University of Connecticut School of Law and graduated summa cum laude from the University of Rhode Island.

Teodor (Ted) Klowan, Jr., CPA, MBA, a CPA since 1991, is Vice President, Corporate Controller, and Chief Accounting Officer of Nestor, Inc.  Prior to joining the Company in May 2006, Mr. Klowan was Corporate Controller of MatrixOne, Inc. in 2005 and Corporate Controller and Chief Accounting Officer at Helix Technology Corporation during his tenure from 1999 to 2004. Prior to joining Helix Technology Inc., Mr. Klowan was Assistant Corporate Controller of Waters Corporation from 1996 to 1999. Prior to 1996, Mr. Klowan worked in management and staff positions at Banyan Systems, Inc. and Ernst & Young.  Mr. Klowan holds a Bachelor of Business Administration degree in accounting from Bryant University and a Masters of Business Administration degree in international business from Clark University.

Vote Required

The affirmative vote of stockholders holding a plurality of the issued and outstanding shares of Nestor entitled to vote, present in person or represented by proxy, at the annual meeting is required to elect the nine members of Nestor's Board of Directors.

The Board of Directors recommends a vote “FOR” the election of the nominees.

PROPOSAL 3:
Ratification of the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2007.

Carlin, Charron & Rosen, LLP, independent certified public accountants, have been the auditors for the Company since 2002. The Audit Committee has selected Carlin, Charron & Rosen, LLP to continue as the Company’s independent auditors for 2007.  The Board requests that the stockholders ratify such appointment.  If the stockholders do not ratify the appointment of Carlin, Charron & Rosen, LLP, the Audit Committee will make another appointment as effective for the subsequent fiscal year.  Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent auditor at anytime it believes such change would be in the best interests of the Company and its stockholders.

Representatives of Carlin, Charron & Rosen, LLP are expected to attend the annual meeting with the opportunity to make a statement if they so desire, and they will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes duly cast at the annual meeting is required for the approval of this proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Carlin, Charron & Rosen, LLP.

PROPOSAL 4:
Approval of the Amendment and Restatement of the Company’s By-Laws to increase the maximum number of directors from nine to eleven.

  This section summarizes the proposal to amend and restate the Company’s By-Laws (the “By-Laws”) to increase the maximum number of directors from nine to eleven in the form included with this Proxy Statement as Appendix B.

  On [*], 2007, the Board of Directors of the Company adopted a resolution, subject to stockholder approval, proposing that the By-Laws be amended and restated to increase the maximum number of directors from nine to eleven.

Purpose and Effect of the Proposed Amendment

Section 3.1 of the By-laws of the Company currently provides that the number of directors of the Company shall be not less than three nor more than nine. Although the Company does not currently have any proposed nominees to be additional directors, the Company believes that increasing the maximum number of directors will allow the Company to broaden the experience and expertise of the board.  Therefore, the Company seeks to increase the maximum number of directors of the Company from nine to eleven.  The proposed amendment to the By-laws would provide the Board with the authority to increase the number of directors up to eleven. In connection with any increase in the number of directors, Delaware law and the Company's By-laws would allow the board to fill the vacancies with candidates chosen by the board, without any further action on the part of the Company's stockholders.

Proposed Amendment to By-Laws

The following is the text of Sections 3.1 and 3.3 of the By-Laws as proposed to be amended in order to increase the maximum number of directors of the Company from nine to eleven:

“SECTION 3.1 NUMBER AND TERM.  The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors, but in no event shall be less than three (3) nor more than eleven (11).  The number of directors may be decreased at any time and from time to time by a majority of the directors in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors.  Directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve for such term as set forth in the Certificate of Incorporation and until his successor shall be elected and shall qualify.”

“SECTION 3.3 VACANCIES.  Subject to any agreement in writing between the stockholders and the corporation, if the office of any director, member of a committee or other officer becomes vacant for any reason, including without limitation from an increase in the authorized number of directors, the remaining directors in office, though less than a quorum by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office until the next annual meeting of the stockholders and until his successor shall be duly chosen.”

Vote Required

The affirmative vote of a majority of the votes duly cast at the annual meeting is required for the approval of this proposal.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the annual meeting.  However, if any other matter should properly come before the annual meeting, the persons entitled to vote on that matter would be given the opportunity to do so.
CORPORATE GOVERNANCE

Board Governance

The Board of Directors reviewed, revised and adopted written charters for its Nominating, Audit and Compensation Committees.  The Company and its Board continue to be committed to the highest standards of corporate governance and ethics.  In 2004, the Board also adopted, based on the recommendation of the Audit Committee, Nestor’s Code of Ethics that applies to all employees, including but not limited to, its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of Nestor’s Code of Ethics and the Nominating, Compensation and Audit Committee charters are available without charge by writing to: Nestor, Inc., 42 Oriental Street, Providence, Rhode Island 02908-3238, Attention:  Nigel P. Hebborn and on the Company’s website on the “Investor Information” page.  Our website address is http://www.nestor.com.

Nomination of Directors

In considering candidates, the Nominating Committee assesses, in its judgment, the relevant qualities possessed by the candidate, which include integrity; business acumen, experience and judgment; knowledge of the Company’s business and industry; ability to understand the interests of various constituencies of the Company and to act in the interests of all stockholders; potential conflicts of interest; and contribution to diversity on the board of directors. The Nominating Committee believes that the backgrounds and qualifications of the Company’s directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that assist the board of directors in fulfilling its responsibilities.

The Nominating Committee will consider candidates recommended by individual stockholders, if their names and credentials are provided to the Nominating Committee on a timely basis for consideration prior to the annual meeting.  Stockholders who wish to recommend an individual to the Nominating Committee for consideration as a potential candidate for director should submit the name, together with appropriate supporting documentation, to the Nominating Committee at the following address: Nominating Committee, c/o Corporate Secretary, Nestor, Inc, 42 Oriental Street; Providence, RI 02908. A submission will be considered timely if it is made during the timeframes disclosed in this proxy statement under “Stockholder Proposals.” The submission must be accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has owned more than 5% of the Company’s Common Stock for at least a year prior to the date the recommendation is made. Submissions meeting these requirements will be considered by the Nominating Committee using the same process and applying substantially the same criteria as followed for candidates submitted by others. If the Nominating Committee determines to nominate and recommend for election a stockholder-recommended candidate, then the candidate’s name will be included in the Company’s proxy card for the next annual meeting of stockholders.

Stockholder Communication with the Board of Directors

Any stockholder who desires to communicate with the Board, independent directors or non-management directors as a group, or any individual director may send a letter addressed to the same, c/o Corporate Secretary, Nestor, Inc., 42 Oriental Street; Providence, Rhode Island 02908-3238.  The Corporate Secretary has been instructed by the Board to forward such communications directly to the addressee(s).

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held 11 meetings and did not act by written consent in 2006.  The Company has no policy with respect to director’s attendance at the annual meeting of stockholders except that a meeting of the Board is scheduled following the annual meeting.  At last year’s annual meeting of stockholders, all directors attended.  All directors attended at least 75% of all Board of Director and committee meetings on which they serve.

Nominating Committee

During the first part of fiscal year 2006, the Company’s nominating committee comprised three Directors: George L. Ball, Albert H. Cox, Jr. and David N. Jordan.  In the second part of 2006, the Company’s nominating committee comprised Daryl Silzer, Clarence A. Davis and David N. Jordan.  The Nominating Committee identifies, evaluates and nominates director candidates for election at the Company’s annual meeting of stockholders or to fill vacancies on the board of directors.  The process followed by the Nominating Committee in fulfilling those responsibilities includes recommendations by board members and requests recommendations from others, meeting to discuss and evaluate biographical information, experience and other background material relating to potential candidates and interviews of selected candidates.  The Nominating Committee met three times in 2006.  All members of the Nominating Committee other than Clarence A. Davis, are “independent” of the Company’s management under Nasdaq’s Marketplace Rule 4200(a)(15) and SEC Rule 10A-3

Audit Committee

During the first part of fiscal year 2006, the Company’s audit committee comprised three Directors: Terry E. Fields, Albert H. Cox, Jr. and David N. Jordan.  In the second part of 2006, the Company’s audit committee comprised Michael C. James, Clarence A. Davis and Nina R. Mitchell.  The Audit Committee operates under a written charter adopted by the Board of Directors on December 17, 2003 and amended on April 8, 2004.  The Board of Directors determined that each member of the Audit Committee qualified as an independent director during fiscal year 2006, as required by the Audit Committee Charter.  In making this determination, the Board of Directors applied the independence criteria of Nasdaq’s Marketplace Rules and the Securities Exchange Act, as amended (the “Exchange Act”).  The Audit Committee met seven times in 2006.

In February of 2007, Mr. Davis resigned his position as member and Chairman of the Audit Committee because he was engaged by the Board as a consultant to the Company.  As a result of his compensation for these consulting services, Mr. Davis no longer satisfied the independence requirements for membership on the Audit Committee and was therefore disqualified from service on the Audit Committee.  Theodore Petroulas was elected by the Board to replace Mr. Davis on the Audit Committee and Michael C. James was elected by the Board to serve as Chairman.

Audit Committee Financial Expert

The Board of Directors determined that the former Chairmen of the Audit Committee, Terry E. Fields and Clarence A. Davis, qualified as an “Audit Committee Financial Expert” and that Terry E. Fields and, prior to his engagement by the Board as a consultant, Clarence A. Davis were “independent” of Nestor’s management under Nasdaq’s Marketplace Rule 4200(a)(15) and Rule 10A-3 under the Exchange Act (“SEC Rule 10A-3”).  Because Mr. Davis resigned his position as Chairman and member of the Audit Committee in February 2007, the Board appointed Michael C. James to serve as Chairman of the Audit Committee and the Board has determined that Mr. James is “independent” of Nestor’s management under Nasdaq’s Marketplace Rule 4200(a)(15) and SEC Rule 10A-3.  The Board of Directors has determined that Mr. James qualifies as an “Audit Committee Financial Expert” as defined under SEC rules.

The Audit Committee is responsible, among other things, for assisting the Board with oversight of the Company’s accounting and financial reporting processes and audits of its financial statements, including the integrity of the financial statements, compliance with legal and regulatory requirements, the independence and qualifications of the Company’s auditor firm.  The Committee is directly responsible for the appointment, compensation, terms of engagement and oversight of the work of the audit firm.  A copy of the Audit Committee Charter is available on the Company’s website a www.Nestor.com under “Investor Information.”

Compensation Committee, Interlocks and Insider Participation

The Company also has a Compensation Committee.  During the first part of fiscal year 2006, the Company’s compensation committee comprised three Directors: George L. Ball, Albert H. Cox, Jr. and David N. Jordan.  In the second part of 2006, the Company’s compensation committee comprised Michael C. James, Nina R. Mitchell and Theodore Petroulas.   None of these directors had any contractual or other relationships with the Company during the fiscal year ended December 31, 2006 except as directors.  None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.  The Compensation Committee meets periodically to review and consider compensation matters relating to employees of the Company.  The Compensation Committee met three times in 2006.

Code of Ethics

The Company has adopted a written code of ethics that applies to all employees, including but not limited to, its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of Nestor’s code of ethics is available without charge by writing to Nestor, Inc. 42 Oriental Street, Providence, Rhode Island 02908, Attention:  Nigel P. Hebborn and on the Company’s website on the “Investor Information” page.  Our website address is http://www.nestor.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and any other equity securities of the Company.  Except for a Form 4 filed on December 10, 2006 reporting a transaction that occurred on December 1, 2006 by William B. Danzell, the Company’s former Chief Executive Officer, to the Company’s knowledge, based solely upon a review of the forms, reports, and certificates furnished to the Company by such persons with respect to the fiscal year ended December 31, 2006, all such reports with respect to such fiscal year were filed on a timely basis.

Compensation of Directors

For services performed from January 1, 2006 through July 5, 2006, outside directors each earned $1,250 for an in person board meeting and $500 for a telephonic board meeting. Outside directors who were on and participated in committee meetings held in conjunction with a board meeting each earned $250 per committee meeting while the committee chairman earned $500. Ouside directors who were on and participated in committee meetings not held in conjunction with a Board meeting each earned $500 while the Committee chairman earned $1,000.

For services performed from July 6, 2006 through December 31, 2006, outside directors each earned $1,000 for an in person board meeting and $500 for a telephonic board meeting. Except for the audit committee, outside directors who were on and participated in a committee meeting earned $250 while the committee chairman earned $750. Outside directors who were on and participated in an audit committee meeting earned $500 while the chaiman earned $1,500.

At the Board's discretion, it may also grant restricted stock or stock options to outside directors on an annual basis pursuant to the Company’s Company’s 2004 Stock Incentive Plan.

The following Director Compensation table provides information regarding the compensation earned by each individual who was a director during the 2006 fiscal year.  Compensation paid in the year may be more or less depending on the timing of payments.

Name	Total ($)	Fees earned or paid in cash ($)	Stock Awards ($) (1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation	All Other Compensation
George L. Ball	$20,325	$8,000	$12,325	$0	$0	$0
Albert H. Cox, Jr.	$17,310	$5,750	$11,560	$0	$0	$0
Clarence A. Davis	$12,500	$12,500	$0	$0	$0	$0
Terry E. Fields	$12,500	$1,250	$11,250	$0	$0	$0
Michael C. James	$7,500	$7,500	$0	$0	$0	$0
David N. Jordan	$18,000	$6,750	$11,250	$0	$0	$0
Nina R. Mitchell	$4,750	$4,750	$0	$0	$0	$0
Theodore Petroulas	$3,500	$3,500	$0	$0	$0	$0
Daryl Silzer	$3,000	$3,000	$0	$0	$0	$0

(1)
Mr. Fields and Mr. Jordan were each issued 5,000 shares of stock on August 2, 2006, Mr. Ball was issued 5,000 shares of stock on August 8, 2006, and Mr. Cox was issued 5,000 shares of stock on August 9, 2006. No restrictions were placed on these shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 15, 2007, the beneficial ownership of shares of the Common Stock of (i) any person who is known by the Company to own more than 5% of the voting securities of the Company, (ii) the Chief Executive Officer and each of the Company’s other three most highly compensated executive officers whose salary and bonus exceed $100,000 for the calendar year ended December 31, 2006, (iii) each director, and (iv) all directors and executive officers of the Company as a group.  No such person owns any Convertible Preferred Stock.  Except as otherwise herein indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of shares of the Company’s Common Stock described below have sole investment and voting power with respect to such shares, subject to any applicable community property laws:

Name and Address of Beneficial Owner	Amount and nature of Beneficial Ownership	Percent of Class
Edward F. Heil	5,854,450	20.2
8052 Fisher Island Drive
Fisher Island, FL 33109

Name and Address of Beneficial Owner	Amount and nature of Beneficial Ownership		Percent of Class
Silver Star Partners I, LLC	9,936,430	(1)	34.3
c/o William B. Danzell
The Professional Building
2 Corpus Christi; Suite 300
Hilton Head Island, SC 29938

William B. Danzell	10,185,196	(1) (2)	35.2
The Professional Building
2 Corpus Christi; Suite 300
Hilton Head Island, SC 29938

George L. Ball	199,250	(3) (4)	*
Sanders Morris & Harris Group
600 Travis, Suite 3100
Houston, TX 77002

David N. Jordan	771,720	(4)	2.7
c/o Silver Star Partners I, LLC
The Professional Building
2 Corpus Christi; Suite 300
Hilton Head Island, SC 29938

Clarence A. Davis	171,667	(5)	*
c/o Nestor, Inc.
42 Oriental Street
Providence, RI 02908

Michael C. James	986,119	(6)	3.4
c/o Nestor, Inc.
42 Oriental Street
Providence, RI 02908

Nina R. Mitchell	5,000		*
c/o Nestor, Inc.
42 Oriental Street
Providence, RI 02908

Theodore Petroulas	55,000		*
c/o Nestor, Inc.
42 Oriental Street
Providence, RI 02908

Daryl Silzer	5,000		*
c/o Nestor, Inc.
42 Oriental Street
Providence, RI 02908

Nigel P. Hebborn	508,048	(7)	1.7
Nestor, Inc.
42 Oriental Street
Providence, RI 02908

Name and Address of Beneficial Owner	Amount and nature of Beneficial Ownership		Percent of Class
Tadas A. Eikinas	77,250	(7)	*
Nestor, Inc.
42 Oriental Street
Providence, RI 02908

Teodor Klowan, Jr.	45,000	(7)	*
Nestor, Inc.
42 Oriental Street
Providence, RI 02908

Benjamin M. Alexander	0	(8)	*
Nestor, Inc.
42 Oriental Street
Providence, RI 02908

All executive officers and directors	2,824,054	(9)	9.4%
as a group (10 persons)

*Less than 1%

(1)
William B. Danzell, who was terminated as Chief Executive Officer on July 16, 2007 and who resigned as a director on October 2, 2007 has an approximate 8.6% ownership interest in, and is the Managing Director of, Silver Star Partners I, LLC and as such shares with Silver Star Partners I, LLC the power to vote and dispose of the shares held by it.    David N. Jordan, a director of the Company, is the president of L-J Inc., which has an approximate 20.8% ownership interest in Silver Star Partners I, LLC.  Theodore Petroulas, a director, has an approximate 1.9% ownership interest in Silver Star Partners I, LLC.   Edward F. Heil, a director nominee, has an approximate 4.9564%  ownership interest in Silver Star Partners I, LLC.

(2)
This number represents (i) 9,936,430 shares of Capital Stock held by Silver Star Partners I, LLC; (ii) 10,400 of Common Stock held by William B. Danzell, having the sole power to vote and dispose of such shares; and (iii) 238,366 shares held by Danzell Investment Management, Ltd., an investment management firm of which Mr. Danzell is the Founder and President.

(3)
Includes 100,000 shares of Common Stock, which are owned by a limited liability company of which Mr. Ball’s wife is a member, beneficial ownership of which Mr. Ball disclaims, except to the extent of his wife’s pecuniary interest therein.

(4)	Includes 23,000 shares of Common Stock, which Messrs. Ball and Jordan may each acquire upon the exercise of options.
(5)	Includes 166,667 shares of Common Stock, which Mr. Davis may acquire upon exercise of options.
(6)
Includes 762,527 shares held by Kuekenhof Equity Fund, L.P. over which Mr. James has sole dispositive and voting power, of which 184,592 may be acquired upon the exercise of convertible notes, warrants or options held by the Fund.  Includes 23,300 shares owned by Mr. James mother and over which shares Mr. James has sole dispositive power and disclaims beneficial ownership of all securities reported, except to the extent of his pecuniary interest, therein.   Includes 6,700 shares held by Kuekenhof Partners, L.P. and over which shares Mr. James has sole dispositive and voting power.    Includes 4,000 shares held by Mr. James’s wife.

(7)	Includes 504,348, 76,250 and 45,000 of Common Stock, respectively, which Mr. Hebborn, Mr. Eikinas and Mr. Klowan, Officers of the Company, may acquire upon the exercise of options.
(8)	Mr. Alexander resigned from the Company effective February 14, 2007. His options have all expired without being exercised.
(9)
This number includes: (i) 1,022,857 shares of Common Stock which may be acquired upon the exercise of options and warrants owned or controlled by officers and directors of the Company; and (ii) all other shares beneficially owned by the current directors and executive officers of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Objectives of the Company’s Executive Compensation Program

The Company’s Compensation Committee’s (the “Committee”) philosophy provides that the Company’s executive compensation program be performance driven and market driven.  Accordingly, the Company provides a meaningful portion of its executive compensation in the form of stock based awards.  The objectives of the Company’s executive compensation program are aligned with the Committee’s philosophy and are as follows:

•	To focus senior management on achieving financial and operating objectives that provide long-term stockholder value;

•	To align the interests of senior management with the interests of the Company’s stockholders;

•	To attract and retain senior executive talent.

What is the Company’s Executive Compensation Program designed to Reward?

The compensation program is designed to motivate and reward executives for sustained high levels of achievement of the Company’s financial and operating objectives.  It is the Company’s general intent to provide base salaries that are less than the market median for similarly situated executives in comparable firms, and to provide incentive opportunities that are in line with or in excess of the market median.  In aggregate, these two components, less than median base salaries and greater than median incentives, provide a total target cash compensation opportunity that approximates the median of the market.  Actual base salaries may vary from this generally targeted position based on the performance, tenure, experience and contributions of the individual.  Actual incentives will vary with the performance of the Company.  Actual total cash can be less than or greater than the median of the market, based on these factors.  The Company believes that the structure of its total cash compensation effectively aligns executives with stockholders by placing emphasis on the achievement of positive Modified EBITDA and earnings per share growth objectives.

Positive Modified EBITDA and sustained high levels of annual achievement of earnings per share growth goals drives long-term stockholder value and the Company’s compensation program is designed to reward the creation of stockholder value through the use of stock options.  Stock options align executive compensation with stockholder interests because options only have value to the executive if the stock price increases over time.  The value of the Company’s stock option grants enhances the competitive position of the executive’s total direct compensation (base salary, annual bonus, if any, and stock options) and further increases the orientation of total compensation toward performance-based instruments.

What are the elements of executive compensation?

There are three key elements of executive compensation: base salary, discretionary senior management incentive bonus (“annual incentive”), and long-term performance-based awards.

Base Salary

The base salaries for senior executives are reviewed annually by the Committee.  Individual salaries are based upon a combination of factors including past individual performance and experience, Company performance, scope of responsibility, competitive salary levels and an individual’s potential for making contributions to future Company performance.  The Committee considers all these factors in determining base salary increases and does not assign a specific weighting to any individual factor.

Base salary for senior executives for fiscal year 2006 was decreased by 10.0% as part of a Company wide cost reduction program.  This reduction was approved by the Committee on March 6, 2006.  This decrease was determined by a management-led initiative.

At the end of fiscal 2006, the Committee considered the factors listed above in determining the 2007 salary levels for executive officers, including the Company’s below target Modified EBITDA performance and lower than expected earnings per share performance for fiscal 2006.  For 2007, the Committee recommended base salaries for executive officers remain unchanged.  The 2007 base salaries for all executive officers remain below the market median for their respective positions which is consistent with the Company’s philosophy to emphasize performance-based pay.

Annual Incentive

Each member of senior management may be considered for an annual bonus.  These bonuses may be awarded or withheld in the sole discretion of the Committee.  The Company has not established specific performance criteria for consideration of executive bonuses, but rather makes bonus determinations based on the Company’s overall performance and achievement of its stated objectives.

As a result of continuing losses, and failure of the Company to achieve positive Modified EBITDA in 2006, the Committee elected not to award bonuses to senior executives of the Company except for a bonus to Todd Eikinas, who received a $10,000.00 bonus as a reward for extraordinary efforts related to the development and deployment of of the Company’s speed and red light enforcement technologies.  The Committee will consider senior executive bonuses at the end of the 2007 fiscal year, but currently, no bonuses are anticipated.

Long-Term Performance-Based Awards

Stock options are granted to executive officers and other members of senior management to align the interests of executives with those of the Company’s stockholders.  The Company believes that stock options provide strong alignment between stockholders and executives because the value of a stock option to an executive is directly related to the stock price appreciation delivered to stockholders over time.  Conversely, poor stock price performance provides no stock option value to the executive.

At this time, the Committee has not reviewed or evaluated in detail various long-term incentive instruments with a compensation consultant.

The Committee will continue to consider future stock option grants.  It is the intention of the Committee to consider the grant of stock options to senior management annually at the Committee’s December meeting.  Grant prices are established based on the closing price of the Common Stock on the date of grant.

Other Compensation

The Company does not offer any perquisites for the exclusive benefit of executive officers.  Senior executives are eligible to participate in other compensation and benefit plans that are generally offered to other employees, such as the Company’s regular 401(k) plan, health and insurance plans.

Why does the Company choose to pay each element?

Each element of compensation addresses specific objectives of the program and together they meet the overall objectives of the Company’s executive compensation program.  The mix of short-term cash incentives and long-term equity incentives focuses executives on achievement of annual financial and operating objectives that drive long-term stockholder value.  The Company does not target a specific mix of compensation between short-term and long-term vehicles.  The Company does consider multiple factors, including the competitive market and Company and individual performance.

Base salaries are important in attracting and retaining senior executives.  It is the Company’s general intent to set base salaries slightly below market median levels relative to the market for comparable positions and to consider the base salary amount in conjunction with the annual target incentive bonus amount.  Based on the Company’s recent performance, the Committee has reduced executive compensation and has declined to award any incentive bonuses.

Long-term equity based compensation awards are designed to motivate senior executives and other key employees to contribute to the Company’s long-term growth of Modified EBITDA and stockholder value and to align executives’ compensation with the growth in the Company’s stock price.

Competitive Market Assessment

Competitive market data is an important component in determining the amount of compensation for each element and each executive.  Although the Committee has not utilized an outside external compensation consultant to provide advice on the structure of executive compensation, the Committee is generally aware of competitive data on base salary, total cash compensation, and long-term incentives.  In addition, the Committee reviews the total compensation package for an executive from the perspective of total direct compensation which includes base, actual bonus, if any, and the value of the long-term incentive grant.
Management’s Role in Executive Compensation

The Committee approves all compensation decisions for the executive officers.  In discharging its responsibility with regard to the compensation of the Company’s CEO and other senior executives, the Committee seeks the CEO’s assessment of the performance of the Company and other executive officers, and his recommendations for the compensation of other executive officers.  The Committee makes all decisions with respect to the compensation of the CEO and executive officers.  No executive officer makes any decision on any element of his/her own compensation.

Tax and Accounting Implications

The Committee considers all the tax and accounting aspects of the compensation instruments utilized by it in determining the most efficient method to use in delivering executive compensation.

How does each element and the Company’s decision regarding that element fit into the Company’s overall compensation objectives and affect decisions regarding other elements?

The Committee considers the effectiveness of each element of compensation in meeting the Company’s overall objectives for executive compensation as well as the competitive marketplace for each element of compensation.  In addition, the Committee reviews the combined total of all compensation elements, or total direct compensation, in order to appropriately position total direct compensation relative to both the marketplace and the Company’s objectives.  The Committee also believes that it is important to provide meaningful reward and recognition opportunities to executive officers irrespective of the potential gains the executive may realize from prior awards.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included above. Based on these reviews and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis set forth above be included in the Company’s Proxy Statement for the fiscal year ended December 31, 2006 for filing with the SEC.

Michael C. James (Chairman)
Nina R. Mitchell
Theodore Petroulas

EXECUTIVE COMPENSATION

Summary Compensation Table

  The table below summarizes the total compensation paid or earned by Company’s CEO, CFO and each other executive officer that received compensation in excess of $100,000 for the fiscal year ended December 31, 2006 the “Named Executives”).

Name and Principal Position	Calendar Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation (2)	Total ($)
William B. Danzell (3) President and CEO	2006	231,621	0	0	0	516	232,137
Nigel P. Hebborn EVP, Treasurer and CFO of Nestor, Inc. and President of Nestor Traffic Systems, Inc.	2006	187,789	0	0	0	516	188,305
Tadas A. Eikinas Chief Operating Officer	2006	159,755	10,000	0	0	516	170,271
Benjamin M. Alexander (4) Vice President, General Counsel and Secretary	2006	163,588	0	0	0	516	164,104
Teodor Klowan, Jr., CPA (5) Vice President, Corporate Controller , and Chief Accounting Officer	2006	77,942	0	0	0	45,363	123,305

(1)
The SFAS 123R expense was determined using the Black Scholes option pricing model without regard to estimated forfeitures. The assumptions used to calculate the SFAS 123R expense are disclosed in footnote 11 to the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(2)	Payment of group term life insurance premiums and consulting fees paid to Mr. Klowan prior to his employment with the Company.
(3)	Mr. Danzell was terminated as President and CEO of the Company on May 17, 2007.
(4)	Mr. Alexander resigned from the Company effective February 14, 2007.
(5)	Mr. Klowan joined the Company in May 2006. Mr. Klowan was a consultant to the Company from January 2006 to April 2006.

Grants of Plan Based Awards

The following table provides information on all plan based awards to the Named Executives by the Company for the fiscal year ended December 31, 2006.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair Value of Stock and Option Awards (3)
William B. Danzell President and CEO		0
Nigel P. Hebborn EVP, Treasurer and CFO of Nestor, Inc. and President and CFO of Nestor Traffic Systems, Inc.	11/01/2006	0	10,000	$2.16	$20,853
Tadas A. Eikinas Chief Operating Officer	9/8/2006	0	25,000	$2.90	$70,038
Benjamin M. Alexander Vice President, General Counsel and Secretary	11/01/2006	0	25,000	$2.16	$52,132
Teodor Klowan, Jr., CPA Vice President, Corporate Controller , and Chief Accounting Officer	5/4/2006 11/01/2006	0	75,000 10,000	$3.40 $2.16	$242,820$20,853

(1)	Reflects the number of ISO and non-qualified stock options granted by the Compensation Committee. These options will generally vest over four or five years.
(2)	Reflects the closing price of the common stock on the date of grant.
(3)
Reflects the SFAS 123R fair value the stock option grant made on the date of grant without regard to forfeitures. Assumptions used to value these awards using the Black-Scholes option pricing model are disclosed in Footnote 11 to the audited financial statements included in the Company’s Annual Report of Form 10-K for the fiscal year ended December 31, 2006.

The non-qualified stock option awards listed in the Grants of Plan-Based Awards Table were granted pursuant to the Company’s 2004 Stock Incentive Plan, as amended.  These 2006 stock option awards were granted at meetings of the Committee held on May 4, 2006, September 8, 2006, and November 1, 2006.  The exercise price for each option is equal to the closing market price of the Common Stock on the date of grant.  Most stock option grants vest at a rate of 20% to 25% per year for four or five years and have an eight to ten-year term.  There were no re-pricings or modifications of stock option awards for executive officers.

Pursuant to the Mr. Danzell’s employment agreement, on October 13, 2004, Nestor granted, under the terms of its 2004 Stock Incentive Plan, two options to purchase 330,000 and 300,000, respectively, shares of Nestor common stock, $.01 par value per share, to Mr. Danzell at an option exercise price of $4.95 per share. The first option becomes exercisable for 100,000 of the shares subject to the option on December 31, 2004, for 200,000 such shares on December 31, 2005 and for 30,000 such shares on December 31, 2006 and expires on October 13, 2012. The second option becomes exercisable on the earlier of (a) October 13, 2012 or (b) with respect to 100,000 shares, the first date on which Share Price (as defined in the agreement) equals or exceeds 117.5% of Share Price on October 13, 2004 ($5.81625), and with respect to 200,000 shares, the first date on which Share Price equals or exceeds 138.0625% of Share Price on October 13, 2004 ($6.83409), and expires on October 12, 2014.  Both of these Share Price targets have been achieved and, accordingly, this second option is fully vested.  The Company is further obligated under Mr. Danzell’s employment agreement to grant him an option to purchase 170,000 shares at an exercise price of $4.95 per share vesting on December 31, 2006 and expiring on October 13, 2012 and an option to purchase 200,000 shares at an exercise price of $4.95 per share becoming exercisable on the earlier of (a) October 13, 2012 or (b) the first date on which Share Price equals or exceeds 162.2234375% of Share Price on October 13, 2004 ($8.03) and expiring on October 12, 2014.  The options are incentive stock options to the extent permitted under the Internal Revenue Code of 1986, as amended, with any amount in excess of permitted levels under the Code to be treated as a non-statutory stock option to the extent of such excess.  Vesting of all of Mr. Danzell’s options accelerate if, following a Change in Control (as defined in the agreement), Nestor terminates Mr. Danzell’s employment without Cause or Mr. Danzell resigns for Good Reason.

Pursuant to Mr. Hebborn’s employment agreement, on October 13, 2004, Nestor granted, under the terms of its 2004 Stock Incentive Plan, two options to purchase 300,000 shares of Nestor common stock, $.01 par value per share, to Mr. Hebborn at an option exercise price of $4.95 per share. The first option becomes exercisable for 60,000 of the shares subject to the option on December 31, 2004, for 120,000 such shares on December 31, 2005 and for 120,000 such shares on December 31, 2006 and expires on October 13, 2012. The second option becomes exercisable on the earlier of (a) October 13, 2012 or (b) with respect to 60,000 shares, the first date on which Share Price (as defined in the agreement) equals or exceeds 117.5% of Share Price on October 13, 2004 ($5.81625), with respect to 120,000 shares, the first date on which Share Price equals or exceeds 138.0625% of Share Price on October 13, 2004 ($6.83409) and with respect to 120,000 shares, the first date on which Share Price equals or exceeds 162.2234375% of Share Price on October 13, 2004 ($8.03) and expires on October 12, 2014. The first two Share Price targets have been achieved and, accordingly the second option has vested with respect to 180,000 shares.  The options are incentive stock options to the extent permitted under the Internal Revenue Code of 1986, as amended, with any amount in excess of permitted levels under the Code to be treated as a non-statutory stock option to the extent of such excess.  Vesting of all of Mr. Hebborn’s options accelerate if, following a Change in Control (as defined in the agreement), Nestor terminates Mr. Hebborn’s employment without Cause or he resigns for Good Reason.

Pursuant to his employment agreement, Mr. Eikinas was granted an option to purchase 30,000 shares of Nestor’s Common Stock at $5.95 per share, of which 10,000 vested upon grant, 10,000 vested on March 29, 2006 and 10,000 vested on March 29, 2007.  Mr. Eikinas will receive an immediately exercisable option to purchase 25,000 shares of the Company’s Common Stock at the then current fair market value if, on or before October 31, 2005, the Company satisfactorily delivers, as reasonably determined by the Compensation Committee of the Board, a “speed on green” product other than to defined test markets.  In addition, he receive an immediately exercisable option to purchase 25,000 shares of the Company’s Common Stock at the then current fair market value because, before October 31, 2005, the Company satisfactorily delivered, as reasonably determined by the Compensation Committee of the Board, a mobile speed product other than to defined test markets.  He also received an immediately exercisable option to purchase 25,000 shares of the Company’s Common Stock at the then current fair market value because before December 31, 2005, the Company successfully developed and tested, as determined by the Compensation Committee of the Board, a CrossingGuard system using all digital imaging.

Consistent with the Committee’s stated objectives as set forth in Compensation Discussion & Analysis, other than with respect to Todd Eikinas, there were no discretionary or guaranteed bonus payments to executive officers in 2006.

Outstanding Equity Awards At Fiscal Year-End

Name	Number of securities underlying unexercised Options (#) Exercisable (1)	Number of securities underlying unexercised options (#) unexercisable (1)	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date
William B. Danzell President and CEO	1,400 800,000	700 200,000	0 0	$ $	3.55 4.95	4/8/2012 10/13/2012
Nigel P. Hebborn EVP, Treasurer and CFO of Nestor, Inc. and President and CFO of Nestor Traffic Systems, Inc.	8,249 5,499 4,800 1,400 480,000 0	0 0 1,200 700 120,000 10,000	0 0 0 0 0 0	$ $ $ $ $ $	5.50 5.50 1.90 3.55 4.95 2.16	1/2/2009 9/13/2009 6/10/2010 4/8/2012 10/13/2012 11/1/2014
Tadas A. Eikinas Chief Operating Officer	30,000 20,000 0	20,000 10,000 25,000	0 0 0	$ $ $	4.50 5.95 2.90	9/15/2012 3/29/2013 9/8/2014
Benjamin M. Alexander Vice President, General Counsel and Secretary	25,000 0	110,000 25,000	0 0	$ $	5.95 2.16	3/29/2013 11/1/2014
Teodor Klowan, Jr., CPA Vice President, Corporate Controller and Chief Accounting Officer	15,000 0	60,000 10,000	0 0	$ $	3.40 2.16	5/4/2014 11/1/2014

(1)
(The expiration date for all grants is generally between eight and ten years from the date of grant.  With the exception of the options expiring on October 13, 2012, vesting for stock options is generally 20 or 25% annually on the date of grant. The unexercisable stock options expiring on October 13, 2012 vest on the first date when the Company’s stock exceeds $8.03 per share.

Employment Agreements

Employment Agreement with William B. Danzell. On October 13, 2004, Nestor, Inc. entered into an employment agreement with William B. Danzell, President and Chief Executive Officer of the Company.  The employment agreement, as amended on March 6, 2006, provides that Mr. Danzell will be paid a base salary of not less than $225,000 per year and annual performance-based bonuses to be determined by Nestor’s Compensation Committee.  Pursuant to the agreement, Mr. Danzell was also paid $75,000 for services performed without compensation when he was first elected chief executive officer and president; $37,500 of which was paid in 2004 and $37,500 of which was paid in 2005.

The term of the employment agreement is through December 31, 2007 and automatically renews for an additional two year period unless Nestor elects not to renew the agreement.  The employment agreement may be terminated by either party on 30 days’ notice.  If Nestor terminates Mr. Danzell’s employment without Cause or Mr. Danzell resigns for Good Reason (each as defined in the agreement), then, subject to certain conditions, Nestor is obligated to pay Mr. Danzell severance equal to his base salary and bonus (based on then current year to date performance) for the remainder of the employment term and certain of his options (described below) vest immediately.  As of May 17, 2007, Mr. Danzell was terminated as President and CEO of the Company.

Employment Agreement with Nigel P. Hebborn.  On October 13, 2004, Nestor, Inc. entered into an employment agreement with Nigel P. Hebborn.  Mr. Hebborn is Nestor’s Executive Vice President and CFO and the President of Nestor Traffic Systems, Inc.  The employment agreement, as amended on March 6, 2006, provides that Mr. Hebborn will be paid a base salary of not less than $180,000 per year and annual performance-based bonuses to be determined by Nestor’s Compensation Committee.

The term of the employment agreement is through December 31, 2007 and automatically renews for an additional two year period unless Nestor elects not to renew the agreement.  The employment agreement may be terminated by either party on 30 days’ notice.  If Nestor terminates Mr. Hebborn’s employment without Cause or Mr. Hebborn resigns for Good Reason (each as defined in the agreement), then, subject to certain conditions, Nestor is obligated to pay Mr. Hebborn severance equal to his base salary and bonus (based on then current year to date performance) for twelve months following such termination and certain of his options (described below) vest immediately.

Employment Agreement with Tadas A. Eikinas. On March 29, 2005, Nestor, Inc. entered into an employment agreement with Tadas A. Eikinas.  Mr. Eikinas’s employment agreement, as amended on March 6, 2006, provides for a base salary of $157,500 per year, an option grant and bonuses based on reaching project objectives.  The term of the agreement is from its date until December 31, 2008 and by its own terms renews for one year unless the Company elects not to renew by October 31, 2008.  The employment agreement provides that in the event of Mr. Eikinas’s termination without Cause or resignation for Good Reason (each as defined in the agreement), Mr. Eikinas will receive one year’s base salary and one year of accelerated vesting with respect to his option.

Employment Agreement with Teodor Klowan, Jr.  On February 1, 2007, Nestor, Inc. entered an employment agreement with Teodor Klowan, Jr., the Company’s Vice President, Corporate Controller and Chief Accounting Officer.  Mr. Klowan’s employment agreement provides for base salary of $125,000 per year and that options previously granted will automaticly vest and become immediately exercisable (a) upon a Change in Control Event (as defined in the Employment Agreement), and (b) if Mr. Klowan’s employment is terminated without cause or for a good reason (each as defined in the Employment Agreement).  The Compensation Committee may, in its sole discretion, award a bonus to Mr. Klowan.  The term of the employment agreement runs until December 31, 2008 and by its own terms renews for one year unless the Company elects not to renew by October 31, 2008.  In the event of Mr. Klowan’s termination without cause or resignation for good reason, Mr. Klowan will receive one year’s base salary and three years of accelerated vesting with respect to his option.

Certain Relationships and Related Transactions

The Company currently requires that the Audit Committee approve all related party transactions.  In reviewing and evaluating related party transactions, the Audit Committee uses applicable NASDAQ listing standards and SEC rules as a guide.

William B. Danzell the former Chief Executive Officer and a former director of Nestor, Inc., is the President of Danzell Investment Management, Ltd. and the Managing Director of Silver Star Partners I, LLC, which as of December 31, 2006 collectively owned approximately 48.2% of Nestor’s outstanding common stock.  David N. Jordan is an affiliate of Silver Star Partners I, LLC.

Edward F. Heil, a nominee for director at the annual meeting, owned approximately 20.2% of Nestor’s outstanding common stock as of October 15, 2007.

AUDIT COMMITTEE REPORT

Management is responsible for the financial reporting process, including the Company’s system of internal controls. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and for expressing an opinion as to whether those audited financial statements fairly present the consolidated financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and oversee these processes and appoint the independent accountants.

The Audit Committee meets at least quarterly, as appropriate, to review, evaluate, and discuss with the Company’s management and external auditors the scope of their audit plans, the results of their work, the Company’s financial statements (including quarterly earnings releases), the adequacy and effectiveness of the Company’s internal controls and changes in accounting principles. The Audit Committee regularly meets privately with the external auditors, who has unrestricted access to the Audit Committee.  The Audit Committee Chairman met with the Company’s independent accountants, without management present, to review and discuss the overall scope, plans and results of their examinations, the overall quality of the Company’s financial reporting and the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.  These reviews included discussions with the independent accountants required pursuant to Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees”. The Audit Committee has discussed with the independent accountants matters relating to their independence and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

In reliance on the reviews and discussions referred to above, exclusive of those discussions occurring after the filing of the Annual Report, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.  The Audit Committee has also approved, subject to stockholder approval, the appointment of Carlin, Charron & Rosen, LLP as the Company’s independent accountants for the fiscal year ending December 31, 2007.

Submitted by the Audit Committee:
Michael C. James (Chairman)
Nina R. Mitchell
Theodore Petroulas

Principal Accounting Fees and Services.

This table shows the aggregate fees billed to the Company for the fiscal years ended December 31, 2006 and December 31, 2005 by Carlin, Charron & Rosen, LLP (“CCR”).

	2006	2005
Audit Fees (1):	$150,651	$191,884
Audit-Related Fees	---	---
Tax Fees(2):	25,500	24,821
All Other Fees:	---	---
	$176,151	$216,705

(1)
These fees are for the audit of our financial statements for 2006 and 2005, respectively, for quarterly reviews, registration statements and accounting consultations related to the audited financial statements.

(2)	Tax fees consisted of tax compliance paid to CCR in 2006 and 2005.

Certain 2005 fees were reclassified to conform to current year presentation. There is no change in total accounting fees for 2005.

Pre-Approval of Audit and Non-Audit Services

All of the fees for 2006 and 2005 shown above were pre-approved by the Audit Committee.  The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the Audit Committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Stockholder Proposals for 2008 Annual Meeting

Proposals to be included in the proxy statement.  Under SEC rules, if a stockholder wants the Company to include a proposal in its proxy statement and form of proxy for presentation at its 2008 Annual Meeting of Stockholders, the proposal must be received by the Company, attention: Corporate Secretary, at our principal executive offices by February 17, 2008.

Other proposals (not to be included in the proxy statement).  Under SEC rules, if a stockholder fails to provide notice of a proposal to be presented at the 2008 annual meeting to the Company by May 5, 2008, the proxies designated by the Board of Directors will have discretionary authority to vote on the proposal.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact Chief Financial Officer, Nestor, Inc., 42 Oriental Street; Providence, Rhode Island 02908, or telephone (401) 274-5658.  If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ Brian R. Haskell
Brian R. Haskell
Vice President and General Counsel

Providence, Rhode Island
_______________________, 2007

Apendix A

SECOND RESTATED CERTIFICATE

OF

INCORPORATION

OF

NESTOR, INC.

FIRST: The name of the corporation is

NESTOR, INC.

SECOND: The registered office of the corporation is to be located at 306 South State Street, in the City of Dover, in the County of Kent, in the State of Delaware. The name of its registered agent at that address is the United States Corporation Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

Without limiting in any manner the scope and generality of the foregoing, it is hereby provided that the corporation shall have the following purposes, objects and powers:

To purchase, manufacture, produce, assemble, receive, lease or in any manner acquire, hold, own, use, operate, install, maintain, service, repair, process, alter, improve, import, export, sell, lease, assign, transfer and generally to trade and deal in and with raw materials, natural or manufactured articles or products, machinery, equipment, devices, systems, parts, supplies, apparatus, goods, wares, merchandise and personal property of every kind, nature or description, tangible or intangible, used or capable of being used for any purpose whatsoever, and to engage and participate in any mercantile, manufacturing or trading business of any kind or character.

To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge or otherwise dispose of or turn to account or deal with all or any part of the property of the corporation and from time to time to vary any investment or employment of capital of the corporation.

To borrow money, and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of all kinds, whether secured by mortgage, pledge or otherwise, without limit as to amount, and to secure the same by mortgage, pledge or otherwise, and generally to make and perform agreements and contacts of every kind and description, including contracts or guaranty and suretyship.

To lend money for its corporate purposes, invest and reinvest its funds, and take, hold and deal with real and personal property as security for the payment of funds so loaned or invested.

To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in lands and leaseholds, and any interest, estate and rights in a real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

To apply for, obtain, register, purchase, lease or otherwise to acquire and to hold, own, use, develop, operate and introduce and to sell, assign, grant licenses or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trade marks, trade names, brands, labels, patent rights, letters patent of he United States or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent or otherwise.

To participate with others in any corporation, partnership, limited partnership, joint venture, or other association of any kind, or in any transaction, undertaking or arrangement which the participating corporation would have power to conduct by itself, whether or not such participation involves sharing or delegation of control with or to others; and to be an incorporator, promoter or manager of other corporations of any type or kind.

To pay pensions and establish and carry out pension, profit sharing, stock option, stock purchase, stock bonus, retirement, benefit, incentive and commission plans, trusts and provisions for any or all of its directors, officers and employees, and for any or all of the directors, officers and employees of its subsidiaries; and to provide insurance for its benefit on the life of any of its directors, officers or employees, or on the life of any stockholder for the purpose of acquiring at his death shares of its stock owned by such stockholders.

To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise and to use, sell, assign, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds or any other obligations or securities of any corporation or corporations; to merge or consolidate with any corporation in such manner as may be permitted by law; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this corporation, or in which this corporation is in any way interested; and to do any other acts or things for the preservation, protection, improvement or enhancement of the value of any such stock, bonds, or other obligations; and while owner of any such stock, bonds or other obligations to exercise all the rights, powers and privileges of ownership thereof, and to exercise any and all voting powers thereon; and to guarantee the payment of dividends upon any stock, the principal or interest or both, of any bonds or other obligations, and the performance of any contracts.

To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same be not inconsistent with the laws under which this corporation is organized.

The business or purpose of the corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the State of Delaware, and in the various other states, territories, colonies and dependencies of the United States, in the District of Colombia, and in all or any foreign countries.

The enumeration herein of the objects and purposes of the corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which the corporation is empowered to exercise, whether expressly by force of the laws of the State of Delaware now or hereafter in effect, or impliedly by the reasonable construction of the said laws..

FOURTH: The total number of shares of stock which the Corporation shall have authority to issues is Fifty Million (50,000,000) shares of Common Stock, par value $.01 per share (hereinafter called “Common Stock”) and Ten Million (10,000,000) shares of Preferred Stock, par value $1.00 per share (hereinafter called “Preferred Stock”).  The Preferred Stock may be issued from time to time in series and shall be so designated as to distinguish the shares thereof from the shares of all other series. All shares of Preferred Stock shall be identical except as expressly determined by the board of directors pursuant to this Article. The board of directors is vested with authority to establish and designate series, to fix the number of shares therein, and before issuance of any shares of a particular series, to fix the variations and the relative rights, preferences and limitations as between series including the dividend rate, whether dividends shall be cumulative and if so from which date or dates, voting rights, liquidation rights, the redemption price or prices, if any, and the terms and conditions of the redemption, any sinking fund provisions for the redemption or purchase of the shares of the series, and the terms and conditions on which the shares are convertible, if they are convertible.

Pursuant to the authority conferred by this Article FOURTH, the following series of Preferred Stock has been designated, such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in Exhibit A attached hereto and incorporated herein by reference:

Exhibit A: Series B Convertible Preferred Stock

FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

(1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide. Directors shall be elected annually, and except as set forth in this paragraph in connection with the initial classification of directors, shall serve for terms of three years. The directors shall be divided into three classes, as nearly equal in number as possible, with the initial term of office of the first class (“Class I”) to expire at the 2008 annual meeting of stockholders, the term of office of the second class (“Class II”) to expire at the 2009 annual meeting of stockholders and the term of office of the third class (“Class III”) to expire at the 2010 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a three-year term of office and until the election and qualification of their respective successors in office.

(2) The Board of Directors shall have power without the assent or vote of the stockholders to make, alter, change, add to or repeal the by-laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

(3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

(4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

SIXTH: The corporation shall, to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

NINTH: No Director shall be personally liable to the corporation or any stockholder for monetary damage for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 174 of Title 8 of the Delaware Code (relating to the Delaware General Corporation Law) or any amendments thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the corporation or its stockholders, (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or (iv) shall have derived an improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision of the certificate of incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

IN WITNESS WHEREOF, this Restated Certificate of which only restates and integrates and does not further amend the provisions of the Certificate of Incorporation of this Corporation as heretofore amended or supplemented, there being no discrepancies between those provisions and the provisions of this Restated Certificate of Incorporation, and it having been duly adopted by the Corporation's Board of Directors in accordance with Section 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this ___ day of __________, 2007.

NESTOR, INC.

By:	Name: Nigel P. Hebborn
Title: Chief Financial Officer

EXHIBIT A

Designation, Rights And Preferences
of the Series B Convertible Preferred Stock
$1.00 Par Value Of Nestor, Inc.

The voting powers, preferences and rights of the Series B Preferred Stock of the Corporation ("Series B Convertible Preferred") are as follows:

1. DESIGNATION AND AMOUNT. The number of shares constituting the series designated as Series B Convertible Preferred shall be 3,000,000.

2. DIVIDENDS. The holders of the Series B Convertible Preferred shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, dividends (or other distributions) equal to the amount of dividends (or other distributions) declared and paid on the number of shares or Common Stock, $.01 par value, of the Corporation ("Common Stock") into which such shares of the Series B Convertible Preferred may be converted.

3. CONVERSION RIGHTS.

(a) Subject to adjustment as provided for by this Section 3, each share of the Series B Convertible Preferred shall be convertible, at the option of the holder, at any time and from time to time, into one fully paid and nonassessable share of the Corporation's Common Stock.

(b) In order to convert any shares of Series B Convertible Preferred into Common Stock, the holder shall give written notice to the Corporation setting forth the number of shares to be converted and accompanied by a certificate for the Series B Convertible Preferred to be converted (duly endorsed) to the Corporation, whereupon the holder shall be deemed to subscribe for the amount of Common Stock which the holder shall be entitled to receive upon conversion, and the Corporation shall be deemed to accept the shares of Series B Convertible Preferred being surrendered in full payment of the subscription price for the shares of Common Stock to be delivered upon conversion.

(c) The Corporation, as soon an practicable, after notice of conversion and surrender of the certificate for the Series B Convertible Preferred being converted, shall deliver to the holder a certificate for the number of shares of Common Stock to which a holder is entitled. Conversion of the shares of Series B Convertible Preferred shall be deemed to have been made as of the date of surrender of the certificate for the Series B Convertible Preferred being converted, and the holder of such shares shall be treated for all purposes as the record holder of Common Stock as of that date.

(d) The conversion provided for by section 3(a) shall be adjusted as follows:

(i)  If the Corporation shall: (A) declare or pay a dividend or make any other distribution on its Common Stock in shares of its Common Stock; (B) subdivide its outstanding Common Stock into a greater number of shares; or (C) combine its outstanding Common Stock into a smaller number of shares, the conversion privilege in effect at the time of the record date of such a dividend, subdivision, or combination shall be adjusted so that the holder of the Series B Convertible Preferred surrendered for conversion after such time shall be entitled to receive the number of shares of Common Stock which the holder would have been entitled to receive had the holder converted such shares of Series B Convertible Preferred immediately prior to the record date for the event giving rise to the adjustment.

(ii) If the Corporation shall consolidate or merge with or into any other corporation or other entity, or sell or transfer all or substantially all of its assets to any other entity or person, or effect a capital reorganization or reclassify its shares of Common Stock, then, and in each such case, adequate provision shall be made whereby each holder of the Series B Convertible Preferred then outstanding upon exercise of the conversion privilege shall be entitled to receive the kind and amount of securities, cash and other property which such holder would have been entitled to receive had the holder converted the Series B Convertible Preferred held immediately prior to any such consolidation, merger, sale, transfer, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of such holder of Series B Convertible Preferred to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or other property thereafter deliverable upon the exercise of such conversion privilege; and, as a condition of any such consolidation, merger, or conveyance, any corporation or entity that shall become successor to the Corporation by reason of such consolidation, merger or conveyance shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares of stock, securities or other property or consideration as the holders of shares of the Series B Convertible Preferred Stock shall be entitled to receive pursuant to the provisions hereof. The foregoing provisions shall similarly apply to successive classifications, reclassifications, or other reorganizations and to successive consolidations, mergers, and conveyances of or by any such successor.

(iii) If, as a result of any adjustment made pursuant to this Section 3(d), the holder of Series B Convertible Preferred shall become entitled to receive upon conversion any shares of capital stock of the Corporation other than shares of its Common Stock, the number of such other shares receivable upon conversion shall be adjusted from time to time in a manner consistent with the adjustment provided for by this Section 3.

(iv) Whenever any adjustment is required in the number of shares of Common Stock or other capital stock into which each share of Series B Convertible Preferred is convertible, the Corporation shall: (A) file with its stock record books a statement describing in reasonable detail the adjustment and the calculation used in determining that adjustment; and (B) deliver a copy of that statement to the holder of record of Series B Convertible Preferred.

(e) The Corporation shall take all steps necessary to reserve and keep available a number of its authorized but unissued shares of Common Stock sufficient for issuance upon conversion of the Series B Convertible Preferred, for issuance upon conversion of any other securities convertible into Common Stock, and for issuance upon exercise of any outstanding rights, warrants or options to purchase Common Stock. All shares of Common Stock issued upon the conversion of shares of Series B Convertible Preferred shall be validly issued and fully paid and nonassessable.

(f) The Corporation shall pay any taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion.

4. LIQUIDATION RIGHTS. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holder of shares of the Series B Convertible Preferred shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, the amount of $1.00 per share, plus an amount equal to all dividends on such shares accrued but unpaid, after the holders of any other stock ranking senior to the Series B Convertible Preferred upon liquidation, dissolution or winding up of the Corporation have received the preferential amount to which they are entitled and before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Series B Convertible Preferred upon liquidation, dissolution or winding up of the Corporation. For purposes of this Section 4, the merger or consolidation of the Corporation with another entity, or the sale by the Corporation of any part of its assets to any other entity, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation. If the assets of the Corporation available for distribution to the holders of shares of the Series B Convertible Preferred shall be insufficient to pay in full all amounts to which such holders are entitled, no distribution shall be made to holders of shares of any other class of stock of the Corporation ranking an a parity with the shares of the Series B Convertible Preferred upon liquidation, dissolution or winding up of the Corporation unless proportionate distributive amounts shall be paid to the holders of the shares of the Series B Convertible Preferred, ratably, in proportion to the full distributable amounts to which holders of all such other parity shares are entitled. After payment in full of the preferential amounts provided for in this Section 4, the holders of the Series B Convertible Preferred as such shall have no right or claim to any of the remaining assets of the Corporation. The holders of the Series B Convertible Preferred shall rank on a parity with the holders of the Series A Preferred of the Corporation upon the liquidation, dissolution or winding up of the Corporation subject to the provisions of this Section 4 and the Liquidation Rights of the holders of the Series A Preferred.

5. VOTING RIGHTS. The holders of Series B Convertible Preferred shall be entitled to one (1) vote for each share of Common Stock into which the Series B Convertible Preferred shall be convertible as provided for by Section 3 hereof on all matters submitted to a vote of stockholders of the Company and shall be entitled to and receive notice of meetings of stockholders of the Company and of stockholder consents; and the holders of the Series B Convertible Preferred shall have the same voting rights on a share for share basis as the holders of the Common Stock, and the holders of the Common Stock and Series B Convertible Preferred shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

                            Appendix B

AMENDED AND RESTATED BY-LAWS

OF

NESTOR, INC.

---------------------------------

ARTICLE I

OFFICES

      SECTION 1.1 REGISTERED OFFICE. The registered office shall be established and maintained at the office of the United States Corporation Company, in the City of Dover, in the County of Kent, in the State of Delaware, and said corporation shall be the registered agent of this corporation in charge thereof.

      SECTION 1.2 OTHER OFFICES. The corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time appoint or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

      SECTION 2.1 ANNUAL MEETINGS. Annual meetings of stockholders for the election of directors and for such other business as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. In the event the Board of Directors fails to so determine the time, date and place of meeting, the annual meeting of stockholders shall be held at the registered office of the corporation in Delaware on

            If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.

      SECTION 2.2 OTHER MEETINGS. Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

      SECTION 2.3 VOTING. Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be elected by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

            A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      SECTION 2.4 QUORUM. Except as otherwise required by Law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

      SECTION 2.5 SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes may be called by the President or Secretary, or by resolution of the directors.

      SECTION 2.6 NOTICE OF MEETINGS. Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

      SECTION 2.7 ACTION WITHOUT MEETING. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

DIRECTORS

      SECTION 3.1 NUMBER AND TERM. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors, but in no event shall be less than three (3) nor more than eleven (11).  The number of directors may be decreased at any time and from time to time by a majority of the directors in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors.  Directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve for such term as set forth in the Certificate of Incorporation and until his successor shall be elected and shall qualify.

      SECTION 3.2 RESIGNATIONS. Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

      SECTION 3.3 VACANCIES. Subject to any agreement in writing between the stockholders and the corporation, if the office of any director, member of a committee or other officer becomes vacant for any reason, including without limitation from an increase in the authorized number of directors, the remaining directors in office, though less than a quorum by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office until the next annual meeting of the stockholders and until his successor shall be duly chosen.

      SECTION 3.4 REMOVAL. Except as herein provided and subject to any agreement between the stockholders and the corporation, any director or directors may be removed for cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote.

      SECTION 3.5 INCREASE OF NUMBER. The number of directors may be increased by amendment of these By-Laws by the affirmative vote of a majority of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

      SECTION 3.6 POWERS. The Board of Directors shall exercise all of the powers of the corporation except such as are by law, or by the Certificate of Incorporation of the corporation or by these By-Laws conferred upon or reserved to the stockholders.

      SECTION 3.7 COMMITTEES. The Board of Directors may, by resolution or resolutions passed by a majority of the whole board, designate one or more committees, each committee to consist of two or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

            Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and, unless the resolution, these By-Laws, or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

      SECTION 3.8 MEETINGS. The newly elected directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent in writing of all the directors.

            Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.

            Special meetings of the board may be called by the President or by the Secretary on the written request of any two directors on at least two day's notice to each director and shall be held at such place or places as may be determined by the directors, or as shall be stated in the call of the meeting.

            Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

      SECTION 3.9 QUORUM. A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

      SECTION 3.10 COMPENSATION. Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

      SECTION 3.11 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the board, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.

ARTICLE IV

OFFICERS

      SECTION 4.1 OFFICERS. The officers of the corporation shall be a President, a Treasurer, and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, one or more Vice-Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two offices may be held by the same person.

      SECTION 4.2 OTHER OFFICERS AND AGENTS. The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

      SECTION 4.3 CHAIRMAN. The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

      SECTION 4.4 VICE CHAIRMAN. The Vice Chairman shall have and perform such duties as shall be assigned to him by the Board of Directors.

      SECTION 4.5 PRESIDENT. The President shall be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages and other contracts in behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary, or an Assistant Treasurer.

      SECTION 4.6 VICE-PRESIDENT. Each Vice-President shall have such powers and shall perform such duties as shall be assigned to him by the directors.

      SECTION 4.7 TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all moneys and other valuables in the name and to the credit of the corporation in such depositaries as may be designated by the Board of Directors.

            The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the board shall prescribe.

      SECTION 4.8 SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

      SECTION 4.9 ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

ARTICLE V

MISCELLANEOUS

      SECTION 5.1 CERTIFICATES OF STOCK. Certificate of stock, signed by the Chairman or Vice Chairman of the Board of Directors, if they be elected, President or Vice-President, and the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation. Any of or all the signatures may be facsimiles.

      SECTION 5.2 LOST CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

      SECTION 5.3 TRANSFER OF SHARES. The shares of stock of the corporation shall he transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A full record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

      SECTION 5.4 STOCKHOLDERS RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for the adjourned meeting.

      SECTION 5.5 DIVIDENDS. Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or such other purposes as the directors shall deem conducive to the interests of the corporation.

      SECTION 5.6 SEAL. The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

      SECTION 5.7 FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

      SECTION 5.8 CHECKS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

      SECTION 5.9 NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as if appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

            Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the corporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI

AMENDMENTS

            These By-Laws may be altered or repealed and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal or By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or any special meeting of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal, or By-Law or By-Laws to be made, be contained in the notice of such special meeting.

ARTICLE VII

INDEMNIFICATION

            The Corporation shall (a) indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, and (b) indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director or officer of the Corporation, or served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding, in each case to the fullest extent permissible under subsections (a) through (e) of Section 145 of the General Corporation Law of the State of Delaware or the indemnification provisions of any successor statute. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such person may be entitled, under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such a person.

PROXY CARD

NESTOR, INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Nigel P. Hebborn and Brian R. Haskell, and each of them (with the full power of substitution), proxies for the undersigned to represent and to vote, as designated on this proxy card, all shares of Common Stock, par value $.01 per share, and all shares of Series B Convertible Preferred Stock, par value $1.00 per share, of Nestor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of the Company's stockholders to be held on December 12, 2007, and at any and all adjournment or postponement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 2 AND “FOR” ALL OTHER PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.
To consider and act upon a proposal to amend and restate the Company’s Restated Certificate of Incorporation to divide the Company’s Board of Directors into three classes, as nearly equal in number as possible, to be known as Class I, Class II and Class III with each class to serve staggered three year terms.

FOR	☐	AGAINST	☐	ABSTAIN	☐

2.
Election of Directors to serve for one, two or three year terms as set forth below if Proposal 1 is approved, or to elect the same individuals as directors to serve until the next annual meeting of stockholders if Proposal 1 is not approved.

NOMINEES:
☐	FOR ALL NOMINEES	¡	David N. Jordan (term to expire 2008 if Proposal 1 is adopted)
		¡	Nina R. Mitchell (term to expire 2008 if Proposal 1 is adopted)
		¡	Theodore Petroulas (term to expire 2008 if Proposal 1 is adopted)
		¡	George L. Ball (term to expire 2009 if Proposal 1 is adopted)
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	Harold E. Ford (term to expire 2009 if Proposal 1 is adopted)
		¡	Edward F. Heil (term to expire 2009 if Proposal 1 is adopted)
		¡	Clarence A. Davis (term to expire 2010 if Proposal 1 is adopted)
☐	FOR ALL EXCEPT	¡	Michael C. James (term to expire 2010 if Proposal 1 is adopted)
	(SEE INSTRUCTIONS BELOW)	¡	Daryl Silzer (term to expire 2010 if Proposal 1 is adopted)

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

3.	Ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2007.

FOR	☐	AGAINST	☐	ABSTAIN	☐

4.	To consider and act upon a proposal to amend and restate the Company’s By-Laws to increase the maximum number of directors of the Company from nine to eleven.

FOR	☐	AGAINST	☐	ABSTAIN	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1 AND “FOR” ALL OTHER PROPOSALS.

The undersigned hereby acknowledges receipt of a copy of the notice of the meeting of stockholders and of the related proxy statement.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE:

PRINT NAME/TITLE:

DATE:

IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in full corporate name by a duly authorized officer whose title is stated.